Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Global Long/Short Equity Fund

(the “Fund”)

Supplement dated November 25, 2019 to the Prospectus dated April 1, 2019, as supplemented, and the Summary Prospectus, dated December 28, 2018, as supplemented

The Fund is planning to liquidate and dissolve on December 23, 2019, pending shareholder approval. In anticipation of the liquidation, BMO Asset Management Corp., the Fund’s investment adviser (the “Adviser”), is transitioning the Fund’s portfolio holdings to cash. Additionally, the Adviser will waive the investment advisory fee paid by the Fund beginning November 25, 2019.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at

1-800-236-FUND for additional information.

Please retain this Prospectus Supplement with your Prospectus and Summary Prospectus for future reference.